Equity	12 Months Ended
Dec. 31, 2011
Equity and Accumulated Other Comprehensive (Loss) Income [Abstract]
Equity

11. Equity

In August 2011, L-3 Holdings completed its previously announced $1 billion share repurchase program, which was approved by its Board of Directors on July 14, 2010. On April 26, 2011, L-3 Holdings’ Board of Directors approved a new share repurchase program that authorizes L-3 Holdings to repurchase up to an additional $1.5 billion of its outstanding shares of common stock through April 30, 2013. Repurchases of L-3 Holdings common stock under the share repurchase programs are made at management’s discretion in accordance with applicable U.S. federal securities laws in the open market or otherwise. The timing and actual number of shares to be repurchased in the future will depend on a variety of factors, including the Company’s financial position, earnings, legal requirements, other investment opportunities (including acquisitions), market conditions and other factors. All share repurchases of L-3 Holdings common stock have been recorded as treasury shares. L-3 Holdings repurchased 13.3 million shares of its common stock at an average price of $72.17 per share for an aggregate amount of approximately $958 million from January 1, 2011 through December 31, 2011. At December 31, 2011, the remaining dollar value under the share repurchase program was $1,134 million.

From January 1, 2012 through February 29, 2012, L-3 Holdings repurchased 934,086 shares of its common stock at an average price of $69.68 per share for an aggregate amount of approximately $65 million.